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                                                                  EXHIBIT 10.33

                                                                [KEY BANK LOGO]

                  LOAN MODIFICATION AND/OR EXTENSION AGREEMENT

Date:           July 31, 1996

Borrower:       T & W FUNDING COMPANY VI, L.L.C.

Lender:         KEY BANK OF WASHINGTON

Note:           Dated August 28, 1995, original principal amount of
                $7,500,000.00

Loan #:         262746-2009100

        FOR VALUE RECEIVED, Borrower and Lender hereby agree to modify the above-referenced Loan and promissory note as follows:

    1.  MODIFICATION AND/OR EXTENSION PROVISIONS.

        a. The maturity date of the loan is hereby extended to July 31, 1997.

        b. Interest rate and payment provisions are not being modified, and Borrower shall continue to make regular installment payments as provided in the Note. Provisions for adjustment of the interest rate and/or payment amounts (if any) shall continue to apply.

        c. Exhibits "A" and "B" to the Lease Line of Credit and Security Agreement dated August 28, 1995, have been modified as per attached Exhibits.

    2. CONDITIONS. The modifications and/or extension described above are subject to and conditioned upon Borrower's full satisfaction of all of the following conditions on or before, July 31, 1996, time being of the essence.

        a. There shall be no uncured event of default under the Loan, nor any event or condition which with notice or the passage of time would be an event of default thereunder.

        b. Borrower shall deliver to Lender a fully executed original of this Loan Modification and/or Extension Agreement.

        c. All expenses incurred by Lender in connection with this Agreement (including without limitation, attorney fees, recording charges, charges for title policy update(s), escrow charges, costs of obtaining updated or additional appraisal(s) or collateral valuations, if required by Lender) shall be paid by borrower.

    3. GENERAL PROVISIONS. Except as modified above, all other provisions of the Note and any other documents securing or relating to the Loan (the "Loan Documents") remain in full force and effect. All security given for the Loan and all guarantees of the Loan (as applicable) shall continue in full force. Borrower warrants and represents to Lender that it has full right, power and authority to enter into this agreement and to perform all its obligations hereunder, and that all information and materials submitted to Lender in connection with this modification are accurate and complete. Borrower warrants that no default exists under the Loan Documents. Borrower reaffirms its obligation to pay the Loan in full and reaffirms the validity and enforceability of the Loan Documents, without set-off, counterclaim or defense. Borrower acknowledges that:




                                       1

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    ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO
    FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.



KEY BANK OF WASHINGTON                  BORROWER:
                                        T & W FUNDING COMPANY, VI L.L.C.

/s/ KAY BREKKEN                         MICHAEL A. PRICE, Member
---------------------------------       ----------------------------------
Kay Brekken, Vice President             Authorized Officer           Title








                                       2

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                                                               [KEY BANK LOGO]



                                    EXHIBIT A

                             ADDITIONAL TERMS RIDER

         THIS ADDITIONAL TERMS RIDER modifies the Lease Line of Credit and Security Agreement, and sets forth additional affirmative and negative covenants of Debtor, and/or other agreed modifications or additional provisions to the Agreement (if any):

         1 Additional Covenants. Borrower agrees and covenants with Bank that Borrower will:

                           (a) Provide fiscal year-end audited combined and
                  combining financial statements within 90 days of Borrower's fiscal year end.

                           (b) Provide quarterly financial statements and
                  delinquency reports within 30 days of each quarter end.

                           (c) Provide monthly present value report on all
                  leases assigned to Bank.

                           (d) Provide annual financial statements and tax
                  returns of all guarantors of Borrower's obligations hereunder.

                           (e) Maintain at all times a maximum combined
                  debt-to-worth ratio of 6:1 (after netting securitized lease receivables, initial indirect costs, and non-recourse liabilities), calculated in accordance with Lender's standard underwriting and financial analysis criteria.

                           (f) Pay off any Advance related to any Lease Contract
                  pledged hereunder that becomes 90 days delinquent, within 15 days of the expiration of such 90-day delinquency period.

                           (g) Borrower may loan money to or create other
                  outstanding obligations from the Forstman Little Group and/or any of Borrower's affiliated entities, but such affiliated indebtedness shall at no time exceed One Million One Hundred Forty Thousand Dollars ($1,140,000.00) in the aggregate and no such loan or other obligation shall have a term in excess of three years.

         2. Guarantors. Prior to requesting any Advance, Borrower shall furnish to Bank, on Bank's forms and in the amounts set forth below, guarantee agreements executed and delivered by each of the following:


                   Guarantors                                    Amounts
                   ----------                                    -------
                   T & W FINANCIAL CORPORATION
                   AND AFFILIATED COMPANIES                      Unlimited
                   T & W FINANCE CORP. I                         Unlimited
                   T & W FINANCE CORP. II                        Unlimited
                   T & W FINANCE CORP. III                       Unlimited
                   T & W FINANCE CORP. IV                        Unlimited
                   T & W FUNDING COMPANY V, L.L.C.               Unlimited
                   PLM CONSULTING GROUP, L.L.C.                  Unlimited
                   MICHAEL A. PRICE                              Unlimited
                   THOMAS W. PRICE                               Unlimited
                   PAUL B. LUKE                                  Unlimited
                   KENNETH W. MCCARTHY, JR.                      Unlimited



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[KEY BANK LOGO]


                                    EXHIBIT B

                            CERTIFICATE FOR BORROWING
                           UNDER LEASE LINE OF CREDIT
                             AND ASSIGNMENT OF LEASE

T & W FUNDING COMPANY VI, L.L.C. applies for and requests an advance in the amount of $__________________________ , under the terms of the note dated 8/21/95 in the amount of $7,500,000.00. In addition, the undersigned certifies that the total value of the accounts pledged hereby is that shown on Line 1.

EXECUTED on this_______________________day of_______________________19_________

[BORROWER:]
T & W Funding Company VI, L.L.C.

By:_________________________ Title:___________________ Date of Figures:________

LEASE RECEIVABLE COLLATERAL

1)       Net Present Value of Total Eligible               $__________________
         Lease Receivables Discounted at 8.0%

2)       Required Margin @ 90% of Net Present Value                        90%

3)       TOTAL BORROWING BASE (Line 1 times Line 2)        $__________________

RECAP OF BORROWINGS

4)       Total Amount of Borrowings Outstanding Last
         Certificate                                       $__________________

5)       Add: Advance Requested                            $__________________

6)       Total Amount of Borrowings This Certificate
         (Line 4 plus Line 5)                              $__________________

7)       Collateral Surplus or (Deficit)                   $__________________
         (Line 3 minus Line 6)

[BANK APPROVAL:]
KEY BANK OF WASHINGTON

By:________________________________






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                                LEASE AUDIT SHEET

Customer Name: T & W Funding Company VI, L.L.C.                Lessee Name:__________________________

Lease No.:__________________________                           Lessee Name:__________________________

Dated:______________________________                           Matures:______________________________


1.       CERTIFICATE FOR BORROWING                             7.       GUARANTEES
         & ASSIGNMENT OF LEASE

         ____ Equipment Description                                     ____ Signed and Dated
         ____ Lessee's Name
         ____ Payment Balances to Note Amount                  8.       TITLE COPY / TITLE APPLICATION
         ____ Signature and Title of Lessor
         ____ Conforms to Dealer Plan                                   ____ Key Bank shown as Legal Owner
                                                                        ____ Signed
2.       LEASE AGREEMENT
                                                               9.       BILL OF SALE
         ____ Original Lease
         ____ Lessee's Legal Name Shown Correctly                       ____ Signed and Dated
         ____ Signed and Dated with Titles                              ____ UCC Lien Search Completed
         ____ Amount Greater Than or Equal to
                  Advance Amount

3        UCC'S                                                 10       INVOICES
         ____ Lessee's Legal Name Shown Correctly                       ____ Amount Greater Than or Equal to Advance
         ____ Key Bank Shown as Assignee                                ____ Matches Equipment Description
         ____ Signed and Titled by Lessee and Lessor
         ____ UCC-1 for Customer

4        BORROWING AUTHORITY                                   11       COPY OF CHECK
                                                                        ____ Amount Greater Than or Equal to Advance
         ____ Borrowing Authority                                       ____ Matches Invoice




5        DELIVERY AND ACCEPTANCE                               12       CREDIT INFORMATION

         ____ Signed Delivery and Acceptance                            ____ Bank Reports
                                                                        ____ Trade Reports
6        INSURANCE INFORMATION                                          ____ Credit Report(s)- Pers
                                                                        ____ Credit Report(s)- Bus
         ____ Insurance Authorization Letter                            ____ Financial Statements
         ____ Signed and Dated                                          ____ Taxes - Pets
                                                                        ____ Taxes - Bus